FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT
CHIEF FINANCIAL OFFICER
RESOURCE CAPITAL CORP.
712 Fifth Ave, 12TH Floor
New York, NY 10019
212-506-3870

RESOURCE CAPITAL CORP.
REPORTS RESULTS FOR
THREE MONTHS ENDED MARCH 31, 2014
Highlights

•	Adjusted Funds from Operations (“AFFO”) of $0.20 per share-diluted (see Schedule I).

•	Invested over $300.0 million in new assets including over $161.0 million in commercial real estate loans and securities during the twelve months ended March 31, 2014.

•	GAAP net income allocable to common shares of $0.12 per share-diluted.

•	Common stock cash dividend of $0.20 per share.

New York, N.Y., May 6, 2014 - Resource Capital Corp. (NYSE: RSO) (“RSO” or the “Company”), a real estate investment trust, or REIT, whose investment strategy focuses on commercial real estate assets, commercial mortgage-backed securities (“CMBS”), commercial finance assets and other investments, reported results for the three months ended March 31, 2014.

•
AFFO for the three months ended March 31, 2014 was $25.0 million, or $0.20 per share-diluted as compared to $21.0 million, or $0.20 per share-diluted for the three months ended March 31, 2013. A reconciliation of GAAP net income to AFFO is set forth in Schedule I of this release.

•
GAAP net income allocable to common shares for the three months ended March 31, 2014 was $15.1 million, or $0.12 per share-diluted, as compared to $11.5 million, or $0.11 per share-diluted, for the three months ended March 31, 2013.

Jonathan Cohen, CEO and President of Resource Capital Corp., commented, "We are pleased with our investment program during the 1st quarter. We are seeing real momentum in achieving our goals of increased commercial real estate loan originations, good credit, and adjusted funds from operations in line or better than our dividend."

Additional highlights:
Commercial Real Estate

•	CRE loan portfolio is comprised of approximately 91% senior whole loans as of March 31, 2014, as compared to 85% a year ago.

•
RSO closed $374.1 million of new whole loans in the last 12 months with a weighted average yield of 6.31%, including origination fees. In addition, RSO funded $20.4 million of previous loan commitments on existing loans.

The following table summarizes RSO's CRE loan activities and fundings of previous commitments, at par, for the three and the twelve months ended March 31, 2014 (in millions, except percentages):

	Three Months Ended	12 Months Ended	Floating Weighted Average Spread (1) (2)	Weighted Average Fixed Rate
	March 31, 2014	March 31, 2014
New whole loans production (3)	$111.6	$394.5	4.70%	—%
Payoffs (4)	(22.2)	(81.5)
Sales	—	(29.9)
Principal paydowns	(1.0)	(16.7)
Loans, net	$88.4	$266.4
________________

(1)
Represents the weighted average rate above the one-month London Interbank Offered Rate (“LIBOR”) on loans whose interest rate is based on LIBOR as of March 31, 2014. Of these loans, $107.9 million have LIBOR floors with a weighted average floor of 0.80%.

(2)	Reflects rates on RSO's portfolio balance as of March 31, 2014.

(3)	Whole loan production includes the funding of previous commitments of $3.7 million for the three months and $20.4 million for the twelve months ended March 31, 2014, respectively.

(4)	CRE loan payoffs and extensions resulted in $148,000 in extension and exit fees during the three months ended March 31, 2014
CMBS

•
During the three months ended March 31, 2014, RSO acquired $36.8 million, par value, of CMBS which were partially financed by 30-day repurchase contracts with a repurchase value of $25.0 million. In addition, RSO acquired $4.1 million, par value, of CMBS, which were financed by RSO's Wells Fargo repurchase facility and were AAA rated by at least one rating agency.

Commercial Finance - Syndicated Bank Loans

•
RSO's bank loan portfolio, including asset-backed securities (“ABS”), corporate bonds and certain loans held for sale, at the end of the first quarter of 2014 was $726.0 million, at amortized cost, with a weighted-average spread of one-month and three-month LIBOR plus 3.43% at March 31, 2014. RSO's bank loan portfolio was nearly 100% match-funded through three CLOs issuances.

•	RSO, through its subsidiary Resource Capital Asset Management, earned $1.7 million of net fees during the three months ended March 31, 2014.
Middle Market Loans

•	RSO's middle market lending platform has made $58.2 million of loan commitments since January 1, 2014 and funded $41.2 million of those commitments.

Investment Portfolio
The table below summarizes the amortized cost and net carrying amount of RSO's investment portfolio as of March 31, 2014, classified by interest rate and by asset type. The following table includes both (i) the amortized cost of RSO's investment portfolio and the related dollar price, which is computed by dividing amortized cost by par amount, and (ii) the net carrying amount of RSO's investment portfolio and the related dollar price, which is computed by dividing the net carrying amount by par amount (in thousands, except percentages):

	Amortized cost	Dollar price	Net carrying amount	Dollar price	Net carrying amount less amortized cost	Dollar price
March 31, 2014
Floating rate
RMBS	$1,909	20.68%	$438	4.74%	$(1,471)	(15.93)%
CMBS-private placement	27,138	91.99%	15,508	52.57%	(11,630)	(39.42)%
Structured notes - trading	8,057	34.49%	9,549	40.88%	1,492	6.39%
Structured notes - available-for-sale	12,841	100.00%	12,841	100.00%	—	—%
Mezzanine loans	12,467	99.06%	12,365	98.25%	(102)	(0.81)%
Whole loans (1)	833,853	99.56%	828,664	98.94%	(5,189)	(0.62)%
Bank loans (2)	687,154	99.56%	686,413	99.45%	(741)	(0.11)%
Loans held for sale (3)	272	22.08%	272	22.08%	—	—%
ABS Securities	35,648	94.25%	36,839	97.40%	1,191	3.51%
Corporate Bonds	2,603	96.23%	2,580	95.38%	(23)	(0.85)%
Total floating rate	1,621,942	97.88%	1,605,469	96.89%	(16,473)	(0.99)%
Fixed rate
CMBS-private placement	159,565	80.24%	165,783	83.36%	6,218	3.12%
CMBS-linked transactions	38,214	105.59%	34,829	96.24%	(3,385)	(9.40)%
B notes (1)	16,168	99.54%	16,036	98.73%	(132)	(0.81)%
Mezzanine loans (1)	51,832	100.05%	51,410	99.24%	(422)	(0.81)%
Residential mortgage loans	1,843	100.00%	1,843	100.00%	—	—%
Loans held for sale (3)	15,117	100.00%	15,117	100.00%	—	—%
Loans receivable-related party	6,498	100.00%	6,498	100.00%	—	—%
Total fixed rate	289,237	88.57%	291,516	89.27%	2,279	0.70%
Other (non-interest bearing)
Investment in real estate	19,971	100.00%	19,971	100.00%	—	—%
Property available-for-sale	35,256	100.00%	35,256	100.00%	—	—%
Investment in unconsolidated entities	62,053	100.00%	62,053	100.00%	—	—%
Total other	117,280	100.00%	117,280	100.00%	—	—%
Grand total	$2,028,459	96.55%	$2,014,265	95.88%	$(14,194)	(0.68)%

(1)	Net carrying amount includes an allowance for loan losses of $5.8 million at March 31, 2014, allocated as follows: B notes $132,000, mezzanine loans $524,000 and whole loans $5.2 million.

(2)	Net carrying amount includes allowance for loan losses of $741,000 at March 31, 2014.

(3)	Loans held for sale are carried at the lower of cost or fair market value. Amortized cost is equal to fair value.

Liquidity
At April 30, 2014, after paying RSO's first quarter 2014 common and preferred stock dividends, RSO's liquidity is derived from three primary sources:

•	unrestricted cash and cash equivalents of $156.1 million, restricted cash of $500,000 in margin call accounts and $2.1 million in the form of real estate escrows, reserves and deposits;

•	capital available for reinvestment in its securitizations of $40.3 million, of which $4.9 million is designated to finance future funding commitments on CRE loans; and

•	loan principal repayments that will pay down outstanding CLO notes of $9.3 million and $4.7 million in interest collections.
In addition, RSO has funds available through three term financing facilities to finance the origination of CRE loans of $130.6 million and $194.3 million, respectively, and to finance the purchase of CMBS of $61.1 million.
Capital Allocation
As of March 31, 2014, RSO had allocated its invested equity capital among its targeted asset classes as follows: 73% in CRE assets, 26% in commercial finance assets and 1% in other investments.
Supplemental Information
The following schedules of reconciliations or supplemental information as of March 31, 2014 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income to Funds from Operations (“FFO”) and AFFO.

•	Schedule II - Book Value Allocable to Common Shareholders Rollforward.

•	Schedule III - Securitizations - Distributions and Coverage Test Summary.

•	Supplemental Information regarding loan investment statistics, CRE loans and bank loans.
About Resource Capital Corp.
RSO is a real estate investment trust that is primarily focused on originating, holding and managing commercial mortgage loans and other commercial real estate-related debt and equity investments. RSO also makes other commercial finance investments.
RSO is externally managed by Resource Capital Manager, Inc., an indirect wholly-owned subsidiary of Resource America, Inc. (NASDAQ: REXI), an asset management company that specializes in real estate and credit investments.
For more information, please visit RSO's website at www.resourcecapitalcorp.com or contact investor relations at pkamdar@resourceamerica.com.

Safe Harbor Statement
Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. RSO's actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;

•	the availability of debt and equity capital to acquire and finance investments;

•	defaults or bankruptcies by borrowers on RSO's loans or on loans underlying its investments;

•	adverse market trends which have affected and may continue to affect the value of real estate and other assets underlying RSO's investments;

•	increases in financing or administrative costs; and

•	general business and economic conditions that have impaired and may continue to impair the credit quality of borrowers and RSO's ability to originate loans.
For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which RSO is subject, see Item 1A, “Risk Factors” included in its Annual Report on Form 10-K and the risks expressed in other of its public filings with the Securities and Exchange Commission.
RSO cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to RSO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, RSO undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.
The remainder of this release contains RSO's unaudited consolidated balance sheets, unaudited consolidated statements of income, reconciliation of GAAP net income to FFO and AFFO, Book value allocable to common shareholders rollforward, summary of CDO and CLO performance statistics and supplemental information regarding RSO's CRE loan and bank loan portfolios.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS (1)
Cash and cash equivalents	$166,686	$262,270
Restricted cash	115,952	63,309
Investment securities, trading	9,987	11,558
Investment securities available-for-sale, pledged as collateral, at fair value	159,051	162,608
Investment securities available-for-sale, at fair value	74,500	52,598
Linked transactions, net at fair value	34,829	30,066
Loans held for sale	15,389	21,916
Property available-for-sale	35,256	25,346
Investment in real estate	19,971	29,778
Loans, pledged as collateral and net of allowances of $6.6 million and $13.8 million	1,596,731	1,369,526
Loans receivable–related party	6,498	6,966
Investments in unconsolidated entities	62,053	69,069
Derivatives, at fair value	556	—
Interest receivable	10,503	8,965
Deferred tax asset	5,048	5,212
Principal paydown receivable	1	6,821
Intangible assets	11,283	11,822
Prepaid expenses	4,155	2,871
Other assets	13,459	10,726
Total assets	$2,341,908	$2,151,427
LIABILITIES (2)
Borrowings	$1,502,089	$1,319,810
Distribution payable	27,601	27,023
Accrued interest expense	3,848	1,693
Derivatives, at fair value	10,242	10,586
Accrued tax liability	387	1,629
Deferred tax liability	4,036	4,112
Accounts payable and other liabilities	13,511	12,650
Total liabilities	1,561,714	1,377,503
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.001: 100,000,000 shares authorized 8.50% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 872,039 and 680,952 shares issued and outstanding	1	1
Preferred stock, par value $0.001: 100,000,000 shares authorized 8.25% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share 3,988,977 and 3,485,078 shares issued and outstanding	4	3
Common stock, par value $0.001: 500,000,000 shares authorized; 128,577,980 and 127,918,927 shares issued and outstanding (including 2,670,189 and 3,112,595 unvested restricted shares)	129	128
Additional paid-in capital	1,059,805	1,042,480
Accumulated other comprehensive loss	(14,071)	(14,043)
Distributions in excess of earnings	(265,618)	(254,645)
Total stockholders’ equity	780,250	773,924
Non-controlling interest	(56)	—
Total equity	780,194	773,924
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,341,908	$2,151,427

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - (Continued)
(in thousands, except share and per share data)

	March 31, 2014	December 31, 2013
	(unaudited)
(1) Assets of consolidated VIEs included in the total assets:
Restricted cash	$113,362	$61,372
Investment securities available-for-sale, pledged as collateral, at fair value	116,429	105,846
Loans held for sale	272	2,376
Loans, pledged as collateral and net of allowances of $5.1 million and $8.8 million	1,305,377	1,219,569
Interest receivable	6,626	5,627
Prepaid expenses	163	247
Principal paydown receivable	1	6,821
Total assets of consolidated VIEs (a)	$1,542,230	$1,401,858

(2) Liabilities of consolidated VIEs included in the total liabilities:
Borrowings	$1,183,468	$1,070,339
Accrued interest expense	1,356	918
Derivatives, at fair value	9,841	10,191
Accounts payable and other liabilities	4,150	1,604
Total liabilities of consolidated VIEs (b)	$1,198,815	$1,083,052
_______________

(a)	Assets of each of the consolidated variable interest entities ("VIE"s) may only be used to settle the obligations of each respective VIE.

(b)	The creditors of the Company's VIEs have no recourse to the general credit of the Company.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
REVENUES
Interest income:
Loans	$20,229	$27,812
Securities	4,004	3,642
Interest income − other	2,852	1,866
Total interest income	27,085	33,320
Interest expense	9,637	11,165
Net interest income	17,448	22,155
Rental income	5,152	6,174
Dividend income	136	16
Equity in net earnings (losses) of unconsolidated subsidiaries	2,014	(425)
Fee income	2,756	1,410
Net realized gain on sales of investment securities available-for-sale and loans	3,680	391
Net realized and unrealized (loss) gain on investment securities, trading	(1,560)	1,116
Unrealized gain (loss) and net interest income on linked transactions, net	2,305	(259)
Total revenues	31,931	30,578
OPERATING EXPENSES
Management fees − related party	3,080	2,978
Equity compensation − related party	1,667	3,591
Rental operating expense	3,396	3,937
General and administrative	8,105	3,481
Depreciation and amortization	836	1,138
Income tax expense	16	1,762
Net impairment losses recognized in earnings	—	21
(Benefit) provision for loan losses	(3,960)	1,042
Total operating expenses	13,140	17,950
	18,791	12,628
OTHER REVENUE (EXPENSE)
Other expense	(1,262)	—
Loss on the extinguishment of debt	(69)	—
Total other expense	(1,331)	—
NET INCOME	17,460	12,628
Net income allocated to preferred shares	(2,400)	(1,311)
Net loss allocable to non-controlling interest	56	209
NET INCOME ALLOCABLE TO COMMON SHARES	$15,116	$11,526
NET INCOME PER COMMON SHARE – BASIC	$0.12	$0.11
NET INCOME PER COMMON SHARE – DILUTED	$0.12	$0.11
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING − BASIC	125,616,537	104,224,083
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING − DILUTED	126,667,614	105,326,614

SCHEDULE I

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO FFO and AFFO
(in thousands, except per share data)
(unaudited)

Funds from Operations
The Company evaluates its performance based on several performance measures, including funds from operations, or FFO, and adjusted funds from operations ("AFFO") in addition to net income.  The Company computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts as net income (computed in accordance with GAAP), excluding gains or losses on the sale of depreciable real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation and amortization, and after adjustments for unconsolidated/uncombined partnerships and joint ventures.
AFFO is a computation made by analysts and investors to measure a real estate company’s cash flow generated by operations.  The Company calculates AFFO by adding or subtracting from FFO the non-cash impacts of the following: non-cash impairment losses resulting from fair value adjustments on financial instruments, provision for loan losses, equity investment gains and losses, straight-line rental effects, share based compensation, amortization of various deferred items and intangible assets, gains on sales of property that are wholly owned or through a joint venture in addition to the cash impact of capital expenditures that are related to its real estate owned. In addition, the Company calculates AFFO by adding and subtracting from FFO the cash impacts of the following: extinguishment of debt and sales of property.
Management believes that FFO and AFFO are appropriate measures of the Company's operating performance in that they are frequently used by analysts, investors and other parties in the evaluation of REITs.  Management uses FFO and AFFO as measures of its operating performance, and believes they are also useful to investors, because they facilitate an understanding of the Company's operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP, and capital expenditures, that may not necessarily be indicative of current operating performance and that may not accurately compare the Company's operating performance between periods.
While the Company calculations of AFFO may differ from the methodology used for calculating AFFO by other REITs and its AFFO may not be comparable to AFFO reported by other REITs, the Company also believe that FFO and AFFO may provide the Company and its investors with an additional useful measure to compare its performance with some other REITs.  Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP.  Furthermore, FFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties.  Neither FFO nor AFFO should be considered as an alternative to GAAP net income as an indicator of the Company's operating performance or as an alternative to cash flow from operating activities as a measure of its liquidity.

The following table reconciles GAAP net income to FFO and AFFO for the periods presented (unaudited) (in thousands, except per share data):

	March 31,
	2014	2013
Net income allocable to common shares - GAAP	$15,116	$11,526
Adjustments:
Real estate depreciation and amortization	292	673
(Gains) losses on sales of property (1)	(866)	22
Gains on sale of preferred equity	(984)	—
FFO	13,558	12,221
Adjustments:
Non-cash items:
Adjust for impact of imputed interest on VIE accounting	—	(1,090)
(Benefit) provision for loan losses	(125)	194
Amortization of deferred costs (non real estate) and intangible assets	2,223	1,866
Equity investment losses	1,282	336
Share-based compensation	1,667	3,591
Impairment losses	—	21
Unrealized gain on CMBS marks - linked transactions	(1,763)	—
Unrealized loss on trading portfolio	442	—
Straight line rental adjustments	2	2
Loss on the extinguishment of debt	69	—
PCA expenses	300	—
REIT tax planning adjustments	957	726
Cash items:
Gains (losses) on sales of property (1)	866	(22)
Gains on sale of preferred equity	984	—
Gain on the extinguishment of debt	4,532	3,585
Capital expenditures	(13)	(418)
AFFO	$24,981	$21,012

Weighted average shares – diluted	126,668	105,327

AFFO per share – diluted	$0.20	$0.20

(1)	Amount represents gains/losses on sales of joint venture real estate interests that were recorded by RSO on an equity basis.

SCHEDULE II

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
BOOK VALUE ALLOCABLE TO COMMON SHAREHOLDERS ROLLFORWARD
(dollars in thousands, except per share data)
(unaudited)

	Amount	Per Share
Book value at December 31, 2013, allocable to common shareholders (1)	$674,681	$5.41
Net income allocable to common shareholders	15,116	0.12

Change in other comprehensive income:
Available for sale securities	(289)	—
Derivatives	458	—
Foreign currency conversion	(196)	—
Common dividends	(25,663)	(0.20)
Proceeds (dilution) from additional shares issued during the year (2)	1,193	(0.05)
Total net decrease	(9,381)	(0.13)
Book value at March 31, 2014, allocable to common shareholders (1)(3)	$665,300	$5.28
__________________

(1)
Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 2.7 million and 3.1 million shares as of March 31, 2014 and December 31, 2013, respectively.

(2)	Includes issuance of common shares from the Company's dividend reinvestment plan of 111,000 shares and 442,000 vesting of shares of restricted stock.

(3)	Book value is calculated as total stockholder's equity of $780.2 million less preferred stock equity of $114.9 million.

SCHEDULE III

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUMMARY OF CDO AND CLO PERFORMANCE STATISTICS
(in thousands)
(unaudited)

Securitizations - Distributions and Coverage Test Summary
The following table sets forth the distributions made and coverage test summaries for each of RSO's securitizations for the periods presented (in thousands):

Name	Cash Distributions		Annualized Interest Coverage Cushion	Overcollateralization Cushion
	Three Months Ended March 31,	Year Ended December 31,	Three Months Ended March 31,	Three Months Ended March 31,	As of Initial Measurement Date
	2014 (1)	2013 (1)	2014 (2) (3)	2014 (4)
Apidos CDO I (5)	$532	$4,615	$1,512	$11,272	$17,136
Apidos CDO III (6)	$1,170	$6,495	$3,225	$8,853	$11,269
Apidos Cinco CDO (7)	$2,764	$12,058	$5,451	$19,639	$17,774
RREF 2006-1 (8)	$1,770	$36,828	$5,272	$67,336	$24,941
RREF 2007-1 (9)	$2,433	$10,880	$9,022	$39,703	$26,032
RCC CRE Notes 2013 (10)	$2,398	N/A	N/A	N/A	N/A
* The above table does not include new CLO investments made in the quarter ended March 31, 2014, as cash distributions were received subsequent to period end. In addition, the above table does not include Apidos CLO VIII or Whitney CLO I, as these CLOs were previously called and were substantially liquidated as of March 31, 2014.
_______________

(1)
Distributions on retained equity interests in CDOs (comprised of note investments and preference share ownership) and principal paydowns on notes owned; RREF CDO 2006-1 includes $231,000 and $28.1 million of paydowns during the three months ended March 31, 2014 and the year ended December 31, 2013, respectively.

(2)	Interest coverage includes annualized amounts based on the most recent trustee statements.

(3)
Interest coverage cushion represents the amount by which annualized interest income expected exceeds the annualized amount payable on all classes of CDO notes senior to the Company's preference shares.

(4)	Overcollateralization cushion represents the amount by which the collateral held by the CDO issuer exceeds the maximum amount required.

(5)	Apidos CDO I's reinvestment period expired in July 2011.

(6)	Apidos CDO III's reinvestment period expired in June 2012.

(7)	Apidos Cinco CDO's reinvestment period ends in May 2014.

(8)	RREF CDO 2006-1's reinvestment period expired in September 2011.

(9)	RREF CDO 2007-1's reinvestment period expired in June 2012.

(10)
RCC CRE Notes 2013 closed on December 23, 2013; the first distribution was in January 2014. There is no reinvestment period for the securitization. Additionally, the indenture contains no coverage tests.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(in thousands, except percentages)
(unaudited)

Loan Investment Statistics

The following table presents information on RSO's impaired loans and related allowances for the periods indicated (based on amortized cost):

	March 31, 2014	December 31, 2013
Allowance for loan losses:
Specific allowance:
Commercial real estate loans	$—	$4,572
Bank loans	441	2,621
Total specific allowance	441	7,193
General allowance:
Commercial real estate loans	5,844	5,844
Bank loans	300	770
Total general allowance	6,144	6,614
Total allowance for loans	$6,585	$13,807
Allowance as a percentage of total loans	0.4%	1.0%

Loans held for sale:
Commercial real estate	$—	$—
Bank loans	272	6,850
Residential mortgage loans	15,117	15,066
Total loans held for sale (1)	$15,389	$21,916
__________________

(1)	Loans held for sale are presented at the lower of cost or fair value.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents commercial real estate loan portfolio statistics as of March 31, 2014 (based on par value):

Security type:
Whole loans	91.2%
Mezzanine loans	7.0%
B Notes	1.8%
Total	100.0%

Collateral type:
Multifamily	39.9%
Hotel	19.3%
Retail	18.9%
Office	14.0%
Mixed Use	3.6%
Industrial	1.5%
Other	2.8%
Total	100.0%

Collateral location:
Southern California	27.3%
Northern California	9.2%
Texas	13.2%
Arizona	10.7%
Florida	5.9%
Utah	3.4%
Washington	3.3%
Minnesota	3.2%
Nevada	2.7%
Other	21.1%
Total	100.0%

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents bank loan portfolio statistics by industry as of March 31, 2014 (based on par value):

Industry type:
Healthcare, education and childcare	13.3%
Diversified/conglomerate service	11.6%
Broadcasting and entertainment	6.9%
Automobile	6.3%
Chemicals, plastics and rubber	5.8%
CDO	5.2%
Retail stores	5.1%
Telecommunications	4.2%
Oil and gas	3.5%
Leisure, amusement, motion pictures, entertainment	3.4%
Hotels, motels, inns and gaming	3.3%
Personal, food and miscellaneous services	3.2%
Electronics	3.0%
Utilities	2.7%
Finance	2.3%
Aerospace and defense	2.1%
Mining, steel, iron and non-precious metals	2.0%
Other	16.1%
Total	100.0%